Exhibit T3A

Dos mil ciento dieciocho
PROTOCOLO NOTARIAL
LEY 12.990 - RUBRICA

2.118

Esc. JUAN ... TAUZIET
SUBDIRECTOR
... PROTOCOLOS NOTARIALES LEY 12990

011769018

Dr. NAPOLEON PAZ ESCRIBANO

JOSEFINA VIL... ESCRIBANA

Conste.-

RED ARGENTINA DE GRANDES HOTELES, SOCIEDAD ANONIMA-Su constitución ESCRITURA NUMERO MIL SEISCIENTOS NOVENTA Y CINCO.- En la Ciudad de Buenos Aires, Capital de la República Argentina, a dos días de junio de mil novecientos sesenta y nueve, ante mí, Escribana autorizante comparecen los señores don Alberto SANTAMARIA, argentino, brigadier (R), con Cédula de Identidad de la Policía Federal número: siete millones cuarenta y nueve mil novecientos seis, casado, domiciliado en Paseo Colón número ciento ochenta y cinco; don Roberto Daniel GOYTIA argentino, abogado, con Cédula de Identidad de la Policía Federal número: ciento setenta y cinco mil ochenta y tres, soltero, domiciliado en la Avenida Leandro N. Alem seiscientos cincuenta y uno; don Eduardo José SANTAELLA, venezolano, ingeniero, con Pasaporte de dicho país número: doscientos setenta y ocho mil trescientos setenta y tres, casado, domiciliado en la Avenida Roque Saenz Peña quinientos sesenta y siete; don William Liggett O'BRIAN, norteamericano, contador, con Cédula de Identidad de la Policía Federal número: cinco millones ochocientos cuarenta y cinco mil ciento treinta y seis, con igual domicilio que el anterior, casado; don Guillermo Enrique RUZO, argentino, Comodoro, con Libreta de Enrolamiento número tres millones [illegible] quinientos ochenta, casado, domiciliado en [illegible] del Libertador General San Martín cinco mil sesenta y ocho, sexto piso "B"; don Silvio [illegible], argentino, Licenciado en Administración, con Cédu-

MAQUINA 0100

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la de Identidad de la Policía Federal número tres millones setecientos veintiocho mil ciento setenta y dos, casado, domiciliado en la calle Yatay setecientos veinticuatro; don José Roberto FORN, argentino, abogado, con Cédula de Identidad de la Policía Federal número dos millones ciento cincuenta y tres mil ciento dos, casado, domiciliado en la Avenida Figueroa Alcorta tres mil ciento cuarenta y cinco; don Ralph NEGRI, argentino, abogado, con Cédula de Identidad de la Policía Federal número seiscientos cuarenta y cinco mil quinientos cincuenta y siete, casado, domiciliado en la avenida Alvear mil ochocientos noventa; don Victor Daniel AOYTIA, argentino, abogado, con Cédula de Identidad de la Policía Federal número ciento cincuenta y cuatro mil novecientos treinta y cuatro, casado, domiciliado en la Avenida Leandro N. Alem seiscientos cincuenta y uno; don Alfredo Raúl BEVILACQUA, argentino, ejecutivo, soltero, con Cédula de Identidad de la Policía Federal número dos millones novecientos noventa y nueve mil cuatrocientos diez, domiciliado en la calle Pedro L. Rivera cuatro mil doscientos veintitrés, y don Victor Munro WHITTALL, argentino, contador, con Cédula de Identidad de la Policía Federal número tres millones veintitrés mil ciento cincuenta y nueve, casado, domiciliado en la Avenida Roque Saenz Peña quinientos sesenta y siete, todos los comparecientes vecinos de esta ciudad, mayores de edad, hábiles y de mi conocimiento, doy fe así como de que los nueve últimos concurren

Dos mil ciento diecinueve

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Colegio de Escribanos

Dr. Napoleón Paz - Escribano - Mat. 512

José Fina Vivo - Escribano - Mat. 4211

Esc. Juan ... Subdirector Archivo de Protocolos Notariales Ley ...

A 011769019

e este acto por su propio derecho, el señor Alberto Santamaría en nombre y representación de AEROLINEAS ARGENTINAS-EMPRESA DEL ESTADO, en su carácter de Administrador General, personería que acredita con los decretos del Poder Ejecutivo Nacional, número Quinientos del tres de agosto de mil novecientos sesenta y seis, el que se halla íntegramente transcripto al folio mil seiscientos cuarenta y siete, Protocolo de ese año de este Registro de mi adscripción, y con el de designación número Mil ciento treinta y dos del cuatro de marzo de mil novecientos sesenta y ocho, publicado en el Boletín Oficial el once de ese mes, y que copiado dice "Decreto "Nº 1132-Bs.As.4/3/68-VISTO las renuncias presentadas por el "Administrador General y Gerente General de Aerolíneas Argen"tinas-Empresa del Estado, lo informado por el señor Comandan"te en Jefe de la Fuerza Aérea y lo propuesto por el señor "Ministro de Defensa, El Presidente de la Nación Argentina, De"creta: Artículo 1º-Nómbranse en Aerolíneas Argentinas-Empre"sa del Estado, Administrador General, al Brigadier D. Alberto "Santamaría-Gerente General, al Comodoro(R) D. Guillermo Enrique "Ruzo.-Artículo 2º-El presente decreto será refrendado por "el señor Ministro de Defensa y firmado por el señor Comandan"te en Jefe de la Fuerza Aérea.-Artículo 3º-Comuníquese, publí"quese, dése a la Dirección Nacional del Registro Oficial y "vuelva al Comando en Jefe de la Fuerza Aérea para su publi"cación en Boletín Aeronáutico Público y archivo en ... Coman-

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3

[illegible]-Onganía-Antonio R.Lanusse-Adolfo T.Alvarez".

ES COPIA FIEL, doy fe: el señor Roberto Daniel [illegible] en nombre y representación de la sociedad anónima "INTERCONTINENTAL HOTELS CORPORATION", con domicilio en la ciudad de Nueva York de los Estados Unidos de Norteamérica, en su calidad de Apoderado de la misma, personería que justifica con el Poder otorgado en dicha ciudad el veintidos de agosto próximo pasado y protocolizado por escritura del veintiseis de agosto del mismo año, ante el escribano de esta Capital don Julio Gutierrez Moreno, pasada al folio mil ochocientos veintiocho del Registro ciento treinta y dos a su cargo, cuyo Primer Testimonio tengo a la vista y en fotocopia debidamente certificada por mí, agrego a la presente; y los señores Eduardo José Santaella y William Liggett O'Brien, además de por sí, en nombre y representación de la Sociedad "NATIONAL LEAD COMPANY SOCIEDAD ANONIMA", como Apoderados de la misma, según poder otorgado el veintiocho de Agosto de mil novecientos sesenta y ocho, por escritura pasada al folio dos mil ochocientos cincuenta y uno del Registro ciento diecinueve del Escribano de esta Capital, don Hernán Ceriani Cernadas, que en su testimonio he tenido a la vista y en fotocopia debidamente certificada por mí, agrego a la presente.-Y los comparecientes según concurren, DICEN: Que por instrumento privado de fecha dos de Septiembre del año próximo pasado, constituyeron la Sociedad "[illegible]

Dos mil ciento veinte
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GRANDES HOTELES,SOCIEDAD ANONIMA",y que elevan por la presente a escritura pública los Estatutos Sociales,el Acta constitutiva y el Decreto del Poder Ejecutivo,autorizando su funcionamiento y aprobando sus Estatutos,a cuyo efecto me exhiben las actuaciones originales producidas por la Inspección General de Justicia en el expediente número A-veintiocho mil ciento noventa y cuatro y que transcriptas dice de fojas uno a fojas cuatro,así:"ACTA [illegible] CORPORACIÓN [illegible]
" [illegible] ARGENTINA [illegible] GRANDES HOTELES SOCIEDAD ANONIMA",en la
Ciudad de Buenos Aires,a dos días del mes de Septiembre de
" mil novecientos sesenta y ocho,reunidos en las Oficinas de
" Aerolíneas Argentinas,Empresa del Estado,Paseo Colón 185,Ca-
" pital,los señores:1)El Brigadier ALBERTO SANTAMARIA,en su
" carácter de Administrador General de AEROLINEAS ARGENTINAS,
" Empresa del Estado,conforme a ~~yyy~~ Decretos del Poder Ejecu-
" tivo Nacional Nº 500,del 3/VIII/1966 y de designación Nº
" 1132,del 4/III/68.-2)El Sr.ROBERTO DANIEL ACYTIA,en repre-
" sentación de INTERCONTINENTAL HOTELS CORPORATION,con domici-
" lio en Nueva York,Estados Unidos de Norteamerica,conforme
" al Poder que otorgado en Nueva York el 22 de Agosto de 196[illegible]
" se protocolizó en esta Capital el 26 de Agosto de 1968,al
" folio 1828 del Registro 132 ante el Escribano Don A.Julio
" Gutierrez Moreno.-3)Los Sres.EDUARDO J.SANTAELLA y WILLIAM
" L.O'BRIAN,en representación conjunta de NATIONAL LEAD COM
" PANY,S.A.para este acto,conforme al poder otorgado a su fa

PROTOCOLO NOTARIAL
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COLEGIO DE ESCRIBANOS
Dr. NAPOLEON PAZ ESCRIBANO
JOSEFINA VAVT MAT. 4311 ESCRIBANA
INSPECTOR DE PROTOCOLOS NOTARIALES LEY 12.990

A 011769020

gar con fecha 23 de Agosto de 1968, al folio 2851 del Regis- "
tro 119 ante el Escribano Don César Cariani Cornadas. Ade- "
más las siguientes personas, quienes cada una de ellas indi- "
dualmente, actúa por su propio derecho: 4) Comodoro D. Guiller- "
mo Enrique Ruzo, 5) Dr. Silvio Becher, 6) Dr. José Roberto Dorn, "
7) Dr. Ralph Nerri, 8) Dr. Victor Daniel Govtía, 9) Sr. Alfredo -- "
Raúl Bevilacqua, 10) Sr. Eduardo J. Santaella, 11) Sr. William L. "
O'Brian y 12) Sr. Victor J. Whitall.- Las personas mencionadas "
reunidas, por unanimidad adoptan las siguientes resoluciones: "
PRIMERA: Constituir una sociedad anónima bajo la denominación "
de "ETD ARGENTINA DE GRANDES HOTELES SOCIEDAD ANONIMA".- SE- "
GUNDA: Aprobar el Estatuto que regirá la misma y que firmado "
por éstos accionistas constituyentes, se adjunta como parte "
integrante de esta acta.- TERCERA: Fijar para la sociedad co- "
mo capital autorizado, la cantidad de TRES MIL MILLONES DE - "
PESOS MONEDA NACIONAL (m$n.3.000.000.000.-c/l.) representado "
por tres millones (3.000.000) de acciones de un mil pesos mo "
neda nacional (m$n.1.000.-) de valor a la par cada una, que "
podrán ser ordinarias o preferidas, como se indica en el Es- "
tatuto, y que se dividirán en 150 series de 20.000 acciones "
cada una.- CUARTA: Emitir en este acto constitutivo las Series "
Primera a Trigésima inclusive de acciones ordinarias nomina "
tivas, por un importe nominal de Seiscientos millones de pe- "
sos moneda nacional de curso legal (m$n.600.000.000 c/l.), o "
sea seiscientas mil (600.000) acciones, las cuales en este ac "

Dos mil ciento veintiuno
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2.121
011769021

" se quedan totalmente suscriptas por los accionistas consti-
" tuyentes,en la siguiente proporción:AEROLINEAS ARGENTINAS,
" ciento noventa y nueve mil novecientos setenta acciones --
" (199.970)de la clase "A",por un valor de ciento noventa y -
" nueve millones novecientos setenta mil (m$n.199.970.000)pe-
" sos moneda nacional.-INTERCONTINENTAL HOTELS CORPORATION,-
" ciento noventa y nueve mil novecientos setenta acciones --
" (199.970)de la clase "B" por un valor de ciento noventa y -
" nueve millones novecientos setenta mil (m$n.199.970.000)pe-
" sos moneda nacional.-NATIONAL LEAD COMPANY,S.A.,ciento noven
" ta y nueve mil novecientos setenta acciones (199.970) de la
" clase "C",por un valor de ciento noventa y nueve millones
" novecientos setenta mil (m$n.199.970.000)pesos moneda nacio
" nal.-Comodoro Sr.GUILLERMO ENRIQUE RUZO,diez (10)acciones -
" de la clase "A" por un valor de diez mil(m$n.10.000)pesos -
" moneda nacional.-Dr.SILVIO BECHER,diez acciones (10)de la -
" clase "A"por un valor de diez mil(m$n.10.000)pesos moneda na
" cional.-Dr.JOSE ROBERTO FORN,diez (10)acciones de la clase
" "A"por un valor de diez mil (m$n.10.000)pesos moneda nacio-
" nal.-Dr.RALPH NEGRI,diez acciones (10) de la clase"B"por un
" valor de diez mil (m$n.10.000)pesos moneda nacional.-Dr.VIC
" TOR DANIEL GOYRIA,diez acciones (10)de la clase "B" por un
" valor de diez mil (m$n.10.000)pesos moneda nacional.-Sr.AL-
" FREDO RAUL BEVILACQUA,diez acciones (10)de la clase "B" por
" un valor de diez mil (10.000)pesos moneda nacional.-Sr.EDUAR

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COLEGIO DE ESCRIBANOS
Dr. NAPOLEON PAZ ESCRIBANO
JOSEFINA VIVOT ESCRIBANA

011769021

DO J.SANTAELLA,diez acciones (10) de la clase "C" por un va-
lor de diez mil (10.000)pesos moneda nacional.-Sr.WILLIAM
O'BRIAN,diez acciones (10)de la clase "C"por un valor de --
diez mil (10.000)pesos moneda nacional.-Sr.VICTOR H.WHITTALL diez acciones (10) de la clase "C"por un valor de diez mil
(10.000)pesos moneda nacional.-QUINTA:Se resolvió integrar
en este acto en dinero efectivo,el diez por ciento (10%)del
valor total de las acciones suscriptas por los accionistas
constituyentes ,o sea el importe total de Sesenta millones
de pesos moneda nacional de curso legal (m$n.60.000.000 c/l)
SEXTA:Asimismo se dispuso depositar esta cantidad de Sesen-
ta millones de pesos moneda nacional (m$n.60.000.000)en el
Banco de la Nación Argentina (Casa Central),en cuenta a nom
bre de la Sociedad Anónima en formación y a la orden del --
Inspector General de Justicia y/o conjuntamente del Presi-
dente y Vicepresidente de la Sociedad,a los efectos del cum
plimiento del inciso 3°.del Art.318 del Código de Comercio.
SEPTIMA:Se resolvió fijar en tres el número de Directores
Titulares y en tres el de los suplentes y designar el pri-
mer Directorio de la Sociedad que quedó así constituído:Pre
sidente:Sr.Brigadier Alberto Santamaría(en representación
de Aerolíneas Argentinas,conforme al Decreto 1132/68).Vice
presidente:Dr.Ralph Negri,Director Titular:Sr.Eduardo J.San
taella,Director Suplente:Sr.Comodoro Guillermo E.Ruzo,Direc
tor Suplente:Sr.Alfredo Raúl Bevilacqua,Director Suplente:

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" Sr. William L. O'Brien.-Síndico Titular: Dr. Víctor Daniel Goy-
" tia, Síndico Suplente: Dr. Silvio Becher.-OCTAVA: Se resolvió -
" autorizar al Dr. Víctor Daniel Goytia y/o al Dr. José Roberto
" Forn y/o al Dr. Eduardo A. Pasman y/o al Sr. Santiago Carmelo
" Massa, para que cualquiera de ellos indistintamente, solici-
" ten del Poder Ejecutivo de la Nación la autorización necesa
" ria para que esta Sociedad actúe como persona jurídica, fa-
" cultándolos para aceptar cualquier modificación a los esta-
" tutos que indiquen las autoridades correspondientes, o que -
" los mandatarios introdujeran; para efectuar las gestiones y
" cumplir todos los actos para la obtención de la personería
" jurídica de la Sociedad; y para que se extienda por quienes co
" rresponda la escritura de constitución definitiva que pres-
" cribe el Art. 319 del Código de Comercio; y para solicitar la
" inscripción de los actos constitutivos de la Sociedad en el
" Registro Público de Comercio, y firmar cuantos los escritos
" o documentos fueren menester.-NOVENA: Se dispuso autorizar a
" los tres integrantes del Directorio o a quienes los reempla
" cen de acuerdo al Estatuto suscripto por los accionistas -
" constituyentes, para que el Presidente en forma conjunta con
" un Director, en nombre de esta Sociedad en formación, presen-
" ten oferta de compra en la licitación de la Ordenanza Muni-
" cipal Nº 23.674 de junio tres de mil novecientos sesenta y
" ocho, para la adquisición del terreno de propiedad de la Mu-
" nicipalidad de la Capital delimitado por las Avenidas Inde-

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no, San Martín y Leandro N. Alem, designado como lote No. 1 en el loteo de "Catalinas Norte", cuya superficie es de 25.683, 61m², como se detalla en los planos de la Dirección General de Catastro y Vía Pública de fojas 31 y 32 con destino exclusivo para la construcción de un Hotel de Turismo Internacional, con una capacidad mínima de 400 habitaciones, con sujeción a lo dispuesto en la Ley No. 17.752 y el decreto No. 2.291/968 del Poder Ejecutivo de la Nación y de acuerdo con las normas urbanísticas anexas que forman parte de la presente Ordenanza." Con el objeto expresado, los tres Directores componentes del Directorio de la Sociedad, tendrán plenas facultades para que en el caso de serle adjudicada la licitación, concertar con la Municipalidad las estipulaciones relacionadas con la adquisición de este inmueble, celebrar todos los actos jurídicos, contratos, asumir todas las obligaciones por cuenta de la Sociedad, obligar a ésta, y dar los pasos, tomar las disposiciones y hacer las gestiones que convengan según el criterio de los mandatarios, con la Municipalidad de la Ciudad de Buenos Aires.- Asimismo estas facultades se extenderán y las podrán ejercer en representación de la Sociedad frente a otras personas visibles o jurídicas de derecho privado civil o comercial, con las cuales podrán contratar y ligar jurídicamente a la Sociedad en todos los actos, contratos y operaciones dirigidas a cumplir la finalidad de construir, equipar y explotar un hotel nuevo

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COLEGIO DE ESCRIBANOS

Dr. NAPOLEON PAZ ESCRIBANO MAT. 612

JOSEFINA VIVOT ESCRIBANA MAT. 4311

A 011769023

"para turismo internacional en la Capital Federal.-DECI[illegible]:-
" Firmar todos los presentes por sí y por la representación -
" que ejercen algunos de ellos esta Acta de Constitución de -
" RED ARGENTINA DE [illegible]RANDES HOTELES,SOCIEDAD ANONIMA",en prue-
" ba de conformidad a todo lo en ella resuelto.-Alberto Santa
" maría.Sello:Alberto Santamaría-Brigadier (R)Administrador
" general.por poder de Intercontinental Hotels Corporation,Ro
" berto Daniel Goytia.-por poder de National Lead Company S.A.
" E.Santaella.-por poder de National Lead Company S.A.-William
" L.O'Brian.-Silvio Hecher.-Guillermo A.Buzo.-[illegible].Born.-[illegible]
" Negri.-Víctor Daniel Goytia.-A.Bevilacqua.-E.Santaella.-Wi
" lliam L.O'Brian.-V.Whittall"-De fojas cinco a dieciséis.ES-
" TATUTO-TITULO I-NOMBRE,DURACION Y DOMICILIO-ARTICULO 1°.Que-
" da constituída una Sociedad Anónima bajo la denominación de
" "RED ARGENTINA DE GRANDES HOTELES SOCIEDAD ANONIMA".-ARTICU-
" LO 2°.La duración será de noventa y nueve años,a contar des-
" de la inscripción de este Estatuto en el Registro Público -
" de Comercio.-ARTICULO 3°.El domicilio legal de la Sociedad
" es la Ciudad de Buenos Aires,quedando facultado el Directo-
" rio para establecer sucursales,hoteles,agencias o represen-
" taciones en cualquier punto del territorio de la República -
" Argentina.-TITULO II-OBJETO DE LA SOCIEDAD-ARTICULO 4°.La -
" Sociedad tiene por objeto dedicarse por cuenta propia y/o -
" de terceros y/o asociada a terceros,a lo siguiente:a)A la-
" construcción,equipamiento y explotación de hoteles.-[illegible]s.-

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ESC. JUAN A. TAUZIET
SUBDIRECTOR
[illegible] DE PROTOCOLOS NOTARIALES LEY [illegible]

A 011759023

para turismo internacional, considerados tales aquéllos que reúnan las características edilicias y posean las instalaciones y comodidades señaladas por la Ley 17.752 y toda legislación y reglamentación nacional, provincial o municipal presente o futura. La Sociedad podrá desenvolver el comercio y explotación de la industria hotelera en todas sus fases, sea teniendo los hoteles en propiedad o en sociedad de cualquier naturaleza, inclusive como socia comanditaria, en locación como locadora o locataria, como financiadora o como administradora con o sin habilitación, o de acuerdo a cualquiera otra forma jurídica nominada o innominada, abarcando para el objeto de la Sociedad tanto el ámbito de la Capital Federal como extendiéndose a cualquier punto de la República Argentina. Si bien el cumplimiento de lo que constituye el objeto único ya expresado de la Sociedad, respecto a los hoteles de turismo internacional, esta finalidad tendrá los alcances mas amplios que las leyes permitan; abarcará todos los aspectos de la industria y comercio hotelero, sean que éstos estén reunidos, o que se desenvuelvan aislada o independientemente, tales como restaurantes, bares, garages, locales de comercio, oficinas, entretenimientos y las actividades inherentes a ellos y a quioscos, a locales de reunión, de espectáculos públicos, de deportes y demás, afines o compatibles con la hotelería.- A los fines indicados la Sociedad podrá efectuar sin restricción, todos los actos y operaciones que directa

Del [illegible] ciento veinticuatro
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o indirectamente sean conducentes a sus finalidades o que resulten convenientes para el cumplimiento de su objeto, teniendo plena capacidad legal para cumplir todos los actos jurídicos permitidos por las leyes.-ARTICULO 5°.-El capital social autorizado se fija en la suma de TRES MIL MILLONES DE PESOS MONEDA NACIONAL DE CURSO LEGAL (m$n.3.000.000.000 c/l.) representado por Tres millones (3.000.000) de acciones de un valor nominal de Un mil pesos moneda nacional (m$n.-1.000) cada una.-Dicho capital estará dividido en ciento cincuenta (150) series iguales de veinte mil (20.000) acciones cada serie, salvo aumento del Capital autorizado por la Asamblea, en cuyo caso se aumentará de modo uniforme la cantidad de acciones de cada serie. Cada serie de acciones podrá estar compuesta según lo resuelva la Asamblea o el Directorio en su caso, únicamente por: i) Acciones ordinarias, que se designarán por cada diez (10) series acciones "Clase "A", acciones Clase "B", acciones Clase "C" y así sucesivamente en orden correlativo.-Todas estas acciones, cualquiera que sea su clase, tendrán idénticos derechos en todo respecto, sin que difieran las de una Clase comparada con las de otra.-Todas las acciones ordinarias tendrán derecho a un voto por acción.-ii) Acciones preferidas, cuyo dividendo no podrá ser mayor del siete por ciento (7%) anual, pudiendo ser acumulativo o nó, y además tener participación adicional o nó en las utilidades líquidas y realizadas conjuntamente o nó con las acciones

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COLEGIO DE ESCRIBANOS
Dr. NAPOLEON PAZ ESCRIBANO
JOSEFINA VIVOT ESCRIBANA
D11769024

[illegible]rias, pero sin que al total del dividendo fijo más "
la participación adicional, exceda del dividendo que perciban"
las acciones ordinarias.-Además, las acciones preferidas ten- "
drán prioridad sucesiva en el orden de su emisión respecto "
a su derecho al cobro del dividendo básico y podrán tener - "
o no preferencia en la reintegración del capital.-Las accio "
nes preferidas unicamente tendrán derecho a voto en las a- "
sambleas, a razón de un voto por acción, durante el tiempo en "
que se encuentren en mora en recibir el pago íntegro del di "
videndo básico a partir del último balance anual aprobado - "
en que conste la mora.-De acuerdo con lo que dispone el art."
[illegible] del Código de Comercio, la Asamblea podrá resolver el res"
cate de la totalidad o de parte de las acciones preferidas "
emitidas, y la forma en que se realizará éste, pudiendo esta "
blecer prima de rescate, en el caso de que el rescate no - "
fuera total, deberá procederse por sorteo y prorrateando su "
número dentro de cada serie.-Los títulos de acciones, tanto "
ordinarias como preferidas podrán ser nominativos o al por- "
tador y ser numerados correlativamente para cada clase o ca "
tegoría de acciones.-El Capital Autorizado de la Sociedad - "
podrá ser [illegible] por Resolución de la Asamblea de Accio-- "
nistas en una o más veces, hasta la cantidad de QUINCE MIL - "
MILLONES DE PESOS MONEDA NACIONAL DE CURSO LEGAL (m$n.15.000"
+[illegible].000.-) [illegible] aumento en cada caso del número de +"
acciones [illegible] corresponderá cada una de las ciento cincuenta(150)"

... ciento veinticinco
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"series mencionadas en el primer párrafo de este artículo.--
" La Asamblea fijará las características de las acciones a e-
" mitirse por cada aumento que autorice, dentro de las condi-
" ciones generales que establece el estatuto, pudiendo delegar
" en el Directorio la fijación de la época de emisión de las
" acciones y las formas y condiciones de pago. Cada nueva emi-
" sión, tratándose de acciones ordinarias, deberá comprender por
" cada clase un número tal de acciones de modo que cada Clase
" tenga igual cantidad de acciones emitidas. Lo mismo se hará
" en caso de emitirse acciones preferidas.-ARTICULO 6º: Dentro
" del capital autorizado actual, tanto la Asamblea como el Di-
" rectorio, cuando este último haya sido previamente autoriza-
" do para ello por la Asamblea, estarán facultados para dispo-
" ner la emisión de nuevas series de acciones, a medida que se
" considere oportuno para el desenvolvimiento del giro de la
" Sociedad. En la suscripción de nuevas acciones tendrán prefe-
" rencia únicamente los tenedores de acciones ordinarias en -
" proporción a las que ya posean, salvo que la emisión tuviera
" un destino especial. En caso de emisión de acciones preferi-
" das, los titulares de éstas, podrán o nó tener preferencia pa-
" ra la suscripción de nuevas emisiones de acciones preferidas,
" en concurrencia o nó con los poseedores de acciones ordina-
" rias, según lo resuelva la Asamblea al establecer las condi-
" ciones de emisión. Para que los accionistas, tanto ordinarios -
" como preferidos puedan hacer uso de su prioridad en la sus-

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Dr. NAPOLEON PAZ ESCRIBANO MAT. 512

JOSEFINA VIVO ESCRIBANA MAT.

A 01[illegible]769025

cripción de sus respectivas acciones, según sea el caso, se publicarán edictos por tres días en el Boletín Oficial, llamando a la suscripción para dentro del plazo mínimo de quince días siguientes a la última publicación, vencido el cual caducará el derecho de prioridad y luego la Sociedad podrá ofrecer libremente dichas acciones.-Toda resolución sobre aumento del Capital Autorizado y de emisión de acciones deberá constar en escritura pública y el Testimonio de ésta se inscribirá en el Registro Público de Comercio, dándose cuenta de ello a la Inspección General de Justicia.-Unicamente podrá mencionarse como capital autorizado de la sociedad el fijado al comienzo del artículo quinto, con más los aumentos que se resolvieran y con respecto a los cuales se hayan cumplido las formalidades indicadas precedentemente.-ARTICULO 7º.-La integración de las acciones podrá efectuarse en dinero efectivo o en especie y en la forma y plazos que el Directorio fije en el caso del Art.6º. Cuando se integren en especie, los valores que se den en pago, deberán ser equivalentes al de las acciones integradas en efectivo. A este efecto se requerirá siempre una resolución expresa del Directorio para cada caso, efectuándose la comunicación pertinente a la Inspección General de Justicia.-ARTICULO 8º.-El importe de las cuotas que no se hubiere abonado para integrar acciones dentro de los plazos y condiciones fijados, devengará en favor de la Sociedad el interés del doce por ciento (12%)

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" por año, que se computará desde el último día señalado para
" el pago, y de hecho, desde ese momento y sin necesidad de pre
" via notificación judicial o extrajudicial, los accionistas -
" que se encuentren en esas condiciones, estarán en mora, pudien
" do el Directorio hacer vender las acciones extrajudicialmen
" te en remate público.-ARTICULO 9º.-Los títulos definitivos
" de las acciones serán firmados por el Presidente de la So-
" ciedad o por quién lo reemplace, y además por un Director, pu
" diendo una de las firmas ser en facsímil. Mientras las accio
" nes suscriptas no estén totalmente integradas, se extenderá
" a los suscriptores certificados provisorios en que conste -
" el número de las acciones y cuotas pagadas.-Estos certifica
" dos serán nominativos, firmados en la forma establecida para
" las acciones, y como éstas deberán contener los datos esta-
" blecidos por el art. 328 del Código de Comercio. La suscrip-
" ción o adquisición de acciones de la Sociedad, implica la a-
" ceptación de este Estatuto y de las decisiones que dentro
" de sus facultades adopte el Directorio y la Asamblea Gene-
" ral, salvo los derechos acordados por los artículos 353 y 354
" del Código de Comercio.-TITULO IV.-DEBENTURES.-ARTICULO 10º.
" La Sociedad podrá emitir debentures con o sin garantía, con
" garantía especial o con garantía flotante, nominativos o al
" portador, dentro o fuera del país, en moneda nacional o extran
" jera, por Resolución de la Asamblea, conforme a las disposicio
" nes de la Ley 8875 o a otras que se sancionaren.-TITULO V.-

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DIRECCION, ADMINISTRACION Y FISCALIZACION.- ARTICULO 11°.- La Sociedad será dirigida y administrada por un Directorio compuesto de tres a quince miembros titulares e igual cantidad de suplentes, número que fijará la Asamblea teniendo en cuenta al efecto que cada clase de acciones con derecho a elegir Director o Directores, deberá estar representada por igual número de Directores que cada una de las demás Clases. Fijado de esta manera por la Asamblea el total del número de Directores, y por consiguiente establecido así automaticamente el número de Directores Suplentes, los accionistas titulares de cada una de las clases de acciones tendrán derecho a elegir en la Asamblea por mayoría de votos presentes, uno o mas Directores, según corresponda, representantes de la respectiva Clase de sus acciones, en el mismo número que cada una de las otras Clases.- En el caso de no concurrir a la Asamblea ningún accionista de alguna Clase, o de existir abstención de los accionistas correspondientes a la misma, el Director o Directores, tanto titulares como suplentes a que esa Clase tiene derecho, serán elegidos en la Asamblea por los accionistas de las demás Clases por mayoría de votos presentes. Los Directores suplentes reemplazarán a los titulares de su misma Clase de acciones mientras dure su e~~ventual impedimento, sea transitorio o definitivo.- La revocación del mandato de un Director únicamente podrá ser resuelta por el grupo elector de la Clase de acciones corres~~

[illegible]

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" pondiente. Si la revocación del mandato fuera de todos los -
" Directores integrantes del Directorio sin excepción, deberá
" ser resuelta por el conjunto de los accionistas titulares -
" de todas las Clases o grupos de acciones.-Ambas disposicio-
" nes deberán ser adoptadas en asamblea ordinaria o extraordi
" naria.-Las personas de existencia ideal podrán ser elegidas
" para integrar el Directorio de la Sociedad y cumplirán su co
" cometido por medio de representantes designados al efecto.
" ARTICULO 12º.-Tanto los Directores titulares como los suplen
" tes durarán un (1) año en el ejercicio de sus funciones y -
" podrán ser reelectos indefinidamente, pero continuarán desem-
" peñando sus cargos con todos los deberes y atribuciones has
" ta que se designen sus reemplazantes por la Asamblea de Ac-
" cionistas.-ARTICULO 13º.-La Presidencia de la Sociedad será
" ejercida sucesivamente por un Director titular de cada una
" de las Clases de acciones ordinarias y luego siguiendo este
" mismo orden en forma rotativa indefinidamente. La primera -
" Presidencia corresponderá a un Director Titular representan
" te de las acciones ordinarias de la Clase "A", sucediéndole
" en el siguiente período uno de la Clase "B" y así sucesiva-
" mente. Electos en asamblea los Directores por los accionis-
" tas de las respectivas clases de acciones, en la primera reu-
" nión del Directorio que deberán realizar, será electo el -
" Presidente de la Sociedad de entre los Directores de la res
" pectiva Clase de acciones a la cual por turno corresponde.-

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en cada año llenar el cargo de Presidente. Asimismo, en la mis-
ma reunión del Directorio deberá elegirse un Vice-Presiden-
te dentro de los Directores de la Clase de turno que elija
el Presidente, a quién reemplazará en caso de ausencia o im-
pedimento.--En el caso de que en la Asamblea se designara un solo Director para cada Clase de acciones, desempeñará el car-
go de Presidente de la Sociedad, el Director que elijan los
accionistas de la Clase de acciones a la cual por el turno
respectivo corresponda ese año la Presidencia. En tal even-
tualidad el Vicepresidente deberá elegirse de entre los Di-
rectores de las otras Clases. En caso de ausencia prolongada renuncia o fallecimiento del Vicepresidente, también se proce-
derá en esta forma para llenar la vacante.-La totalidad de
los accionistas de una de cualquier Clase de acciones podrá
renunciar en la Asamblea a su derecho a elegir en su turno
al Presidente de la Sociedad, pasando su derecho a la Clase
de acciones que le siga en orden alfabético.-El Directorio
podrá crear otros cargos que considere convenientes, y desig-
nar de entre sus miembros a quienes los desempeñarán.-ARTI-
CULO 14º.-Los miembros del Directorio podrán desempeñar --
funciones rentadas dentro de la Sociedad, que tengan relación directa con la dirección y administración, con remuneración
especial e independiente de la que les corresponda como Di-
rectores, con cargo a Gastos Generales del ejercicio en que
se devengue y ad-referendum de la Asamblea de accionistas.

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" Inclusive se podrá conferir a los Directores facultades de
" representación de la Sociedad, conforme a los poderes que el
" Directorio resuelva otorgar. Si el nombramiento de Gerente -
" recayera en un miembro del Directorio, éste asumirá el títu-
" lo de "Director Gerente". El monto máximo de las remuneracio
" nes que por todo concepto puedan percibir los miembros del
" Directorio, incluídos sueldos y otras retribuciones por el de
" sempeño de funciones técnico-administrativas de carácter --
" permanente, no podrán exceder del veinticinco por ciento (25%)
" de las utilidades, conforme a lo dispuesto en las normas de
" la Comisión de Valores del Banco Central de la República Ar
" gentina o otras que al efecto fuesen sancionadas por auto-
" ridad competente. Sin embargo, cuando el ejercicio de comisio nes especiales o de funciones técnico-administrativas por -
" parte de alguno de los Directores, imponga, frente a lo redu-
" cido de las utilidades o la existencia de pérdidas, la nece-
" cidad de exceder el porcentaje prefijado, solo podrán hacer-
" se efectivas tales remuneraciones en exceso si son expresa-
" mente acordadas por la Asamblea de Accionistas, a cuyo efec-
" to deberá incluirse el asunto como uno de los puntos de la
" Orden del Día.-ARTICULO 15°.-En garantía del desempeño de -
" sus funciones, cada Director depositará en la Sociedad, diez
" (10) acciones de la misma, las que no podrán ser retiradas --
" hasta la aprobación de su gestión por la Asamblea.-ARTICULO
" 16°.-En caso de ausencia del Presidente, el Directorio será

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presidido en este orden: a) Por el Vicepresidente; b) por el Di- "
rector que designe el Directorio por mayoría de votos pre-- "
sentes.-ARTICULO 17º.-El Directorio se reunirá cuando lo con"
voque el Presidente o quién lo reemplace, según el Estatuto, "
pero deberá celebrar de cualquier modo, por lo menos, cuatro - "
sesiones al año.-Extraordinariamente se reunirá siempre que "
lo creyeren necesario dos de los Directores o a pedido del "
Síndico. El quórum necesario para funcionar el Directorio y "
dar validez a sus resoluciones será de mas de la mitad de - "
los miembros que lo componen.-ARTICULO 18º. Las resoluciones "
del Directorio se tomarán por mayoría de votos presentes, te "
niendo cada Director derecho a un voto.-El Presidente o quién "
lo reemplace tendrá otro voto mas en caso de empate. Todas - "
las resoluciones se asentarán en el Libro de Actas, las que "
deberán ser firmadas por todos los Directores presentes en "
dichas sesiones.-ARTICULO 19º. El Directorio tiene todas las "
atribuciones y poderes destinados a que la Sociedad cumpla - "
sus objetos, correspondiéndole ejercer las facultades necesa "
rias para todos los actos jurídicos y de administración y - "
dirección completa de los negocios de la Sociedad, así como "
la disposición de los bienes, salvo aquellas facultades que "
con este Estatuto están reservadas a la Asamblea General - "
de Accionistas.-El Directorio corresponderán igualmente en- "
+tre otras, las siguientes facultades: a) Administrar todos los+"
negocios y bienes de la Sociedad con las mas amplias faculta "

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" des y celebrar toda clase de actos jurídicos,negocios,conve
"nios y contratos relacionados con su giro.-b)Adquirir y acep-
" tar la cesión de establecimientos afines,con el objeto social,
" comprar,vender,permutar,ceder,transferir,hipotecar o gravar
" bienes raíces,muebles,semovientes,créditos,títulos,acciones,
" letras de tesorería,obligaciones,parte de intereses o parti
" cipaciones y cualesquier otros valores.-c)Hacer aportes a
" sociedades constituídas o a constituirse,sean nacionales o
" extranjeras,en el carácter de socio o accionista y partici-
" par en operaciones comerciales con terceros,siempre que ten
" gan vinculación con el objeto social.-d)Presentar propues-
" tas u ofertas en licitaciones públicas o privadas o en cual
" quier otra forma,dentro y fuera del país.-e)Actuar en el ca
" racter de agente y/o representante de personas visibles o
" jurídicas,sean nacionales o extranjeras,inspeccionar merca-
" derías por cuenta de terceros,sea en calidad de perito o en
" cualquier otro carácter,pudiendo otorgar los certificados
" de calidad pertinentes.-f)Demandar,instaurar y contestar to
" das las acciones judiciales,civiles,comerciales y crimina-
" les que juzgue oportunas,cobrar y percibir toda suma que se
" adeude a la Sociedad ,efectuar pagos que no sean los ordina-
" rios de la administración,hacer novaciones que extingan o-
" bligaciones por remotas que sean,transar,subrogar,comprome-
" ter en árbitros,juris o arbitradores amigables componedores,
" prorrogar jurisdicciones,autorizar todas las instancias ju-

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COLEGIO DE ESCRIBANOS
Dr. NAPOLEON PAZ ESCRIBANO MAT. 612
JOSEFINA VIVOT MAT. 4311

[illegible], renunciar al derecho de [illegible] prescripciones adquiridas, hacer cualquier renuncia gratuita o remisión o quita de deuda.-g) Dar y tomar dinero en préstamo, abrir cuentas bancarias con o sin provisión de fondos o a crédito o en descubierto, girar sobre dichas cuentas y realizar toda clase de operaciones con los Bancos, inclusive el Banco de la Nación Argentina, Banco de la Provincia de Buenos Aires,

2\. Banco Hipotecario Nacional, Banco Industrial de la República Argentina y Banco Central de la República Argentina. Contraer toda clase de préstamos, créditos y anticipos, en la forma y condiciones que juzgue convenientes; consentir subrogaciones con garantía o sin ella. Constituir, dar, aceptar, transferir y extinguir prendas civiles y comerciales, hipotecas, anticresis y todo derecho real o personal, otorgar avales/ [illegible] y aceptar garantías y cauciones; solicitar, aceptar, adquirir y transferir toda clase de concesiones, constituir a la Sociedad en depositario de toda clase de bienes.-h) Efectuar donaciones en las condiciones prescriptas por el Art. 1807 del Código Civil.-i) Dar o tomar muebles o inmuebles en arrendamiento por plazo que exceda o nó de seis años.-j) Determinar la colocación de los fondos disponibles, proponer el empleo de las reservas y de los dividendos a distribuir y fijar los gastos generales de administración.-k) Conferir poderes

\+ generales y especiales y revocarlos, nombrar, trasladar, separar y suspender toda clase de mandatarios, gerentes, empleados

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" y agentes y determinar sus atribuciones, obligaciones, sueldos, honorarios, gratificaciones u otra especie de remuneración.- l) Solicitar, comprar, vender, ceder y aceptar patentes de invención, marcas de comercio y de fábrica, enseñas comerciales y derechos protegidos por la Ley de Propiedad Intelectual, pudiendo otorgar o ejercer permisos o licencias de explotación.- m) Convocar a las Asambleas ordinarias y extraordinarias de accionistas; presentar anualmente a la Asamblea ordinaria una memoria sobre la situación de los asuntos sociales, así como el inventario, balance general y cuenta de ganancias y pérdidas.- n) Realizar todos los actos civiles y comerciales incumbentes al carácter que inviste de representante necesario de la Sociedad, inclusive los previstos en los Artículos 8 del Código de Comercio y 1881 del Código Civil con exclusión de los incisos 5° y 6°, entendiéndose que la enunciación hecha de las facultades precedentes no es restrictiva ni limitativa de los demás poderes que le competen expresa o implícitamente.- TITULO VI.- REPRESENTACION DE LA SOCIEDAD.- ARTICULO 20°.- Para que la Sociedad esté legalmente representada en actos jurídicos, se requiere la firma conjunta del Presidente o de quién lo reemplace según el Estatuto con la de un Director Titular o de un mandatario con poderes generales o especiales.- Exclúyese de esta disposición la representación en juicio de la Sociedad, en cuyo caso la representación legal será ejercida por el Director o manda-

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tario especial que el Directorio designe a ese efecto, quie-
nes quedarán ampliamente facultados a ese fin, inclusive para poner y absolver posiciones en representación de la Sociedad, pudiendo sustituirse el mandato si el Directorio así lo -
dispone.-TITULO VII.-DE LOS SINDICOS. ARTICULO 21º.-Anual-
mente en la Asamblea General se nombrará un Síndico titular
y un suplente, cuyas funciones serán las determinadas en el
Art.340 del Código de Comercio. El suplente reemplazará al -
titular en caso de impedimento. El Síndico titular y el su-
plente podrán ser reelectos.-TITULO VIII.-DE LAS ASAMBLEAS.
ARTICULO 22º.-La Asamblea Ordinaria Anual de accionistas se
reunirá a convocación del Directorio, dentro de los cuatro -
meses posteriores al vencimiento de cada ejercicio, en el lu gar, día y hora que se expresen en los avisos de convocatoria.
ARTICULO 23º.-Corresponde a las Asambleas Ordinarias: a) Re-
solver sobre los Inventarios, memorias, Balances y Cuentas de
Ganancias y Pérdidas presentados por el Directorio y sobre
el informe del Síndico; b) Elegir los miembros del Directorio
y Síndicos; c) aprobar o modificar la distribución de utilida des que el Directorio proyecte, o dar destino a las pérdidas;
d) Fijar la remuneración del Directorio y Síndico, en los ca-
sos que se decidiera remunerarles; e) Tratar y resolver todos los demás asuntos que fueren sometidos a su consideración.-
ARTICULO 24º.-El Directorio fijará el local, día, hora y Or-
den del Día de las Asambleas. Sinembargo, podrán incluirse en

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" la expresada Orden del Día, antes de ser fijada por el Direc-
" torio, aquellos asuntos que fueren solicitados por el Síndi-
" co o por accionistas que representen por lo menos un vigési-
" mo del capital suscripto. La primera convocatoria se hará pu-
" blicando avisos en el "Boletín Oficial" durante cinco días
" y con una anticipación de diez días a partir de la primera
" publicación.-ARTICULO 25° Para tener derecho a concurrir y -
" votar en las Asambleas, los Accionistas deberán depositar en
" la Secretaría de la Sociedad, con anticipación no menor de -
" tres días al señalado, o bien sus acciones, o un certificado
" que acredite que éstas se hallan depositadas en una institu-
" ción bancaria del país o del exterior. Los poseedores de ac-
" ciones nominativas de la Sociedad estarán exentos de esta o-
" bligación.-ARTICULO 26°.-La Asamblea Extraordinaria se reu-
" nirá siempre que el Directorio o el Síndico o el Presidente
" en ejercicio lo creyere conveniente, o lo pidan por escrito
" un número de accionistas que represente la vigésima parte -
" por lo menos de las acciones suscriptas, debiendo los peti-
" cionantes expresar el objeto con que solicitan dichas asam-
" bleas. No podrán discutirse en ellas asuntos ajenos al obje-
" to de la convocatoria, la que se publicará en la forma esta-
" blecida por el artículo 24°.-Los pedidos de Asamblea Extra-
" ordinaria formulados en las condiciones que determina este
" artículo, deberán ser resueltos por el Directorio dentro de
" los diez días de presentados.-ARTICULO 27°.-Las asambleas.-

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JOSEFINA VIVOT — ESCRIBANA

TAUSSET

11769031

-nerales, tanto Ordinarias como Extraordinarias, aún en los "
casos del Art. 354 del Código de Comercio, quedarán constitui- "
das y hábiles para resolver, con la asistencia de accionistas "
que representen la mitad más uno del capital suscripto con "
derecho a voto. No obteniéndose el quórum establecido, se con- "
vocará a una segunda asamblea mediante avisos publicados en "
el Boletín Oficial durante tres días, y con una anticipación "
de ocho días, y sus resoluciones serán válidas cualquiera -- "
fuese el número de accionistas que concurren y capital que "
representen. Esta Asamblea deberá celebrarse dentro de los -- "
treinta días de la fecha para que fué convocada en primera "
citación. Las resoluciones se adoptarán en todos los casos "
por mayoría de votos presentes.-ARTICULO 28°.-En todas las "
Asambleas Generales de accionistas, ningún accionista, cual- "
quiera sea el número de sus acciones, podrá representar más "
del décimo de los votos conferidos por todas las acciones "
suscriptas, ni más de dos décimos de los votos presentes en "
la Asamblea. Todo accionista podrá hacerse representar en -- "
las Asambleas por otra persona.-ARTICULO 29°.-Las Asambleas "
Generales serán presididas por el Presidente o Vicepresiden- "
te de la Sociedad, o en ausencia de ambos, por aquella perso- "
na que designe la Asamblea por mayoría de votos. En caso de "
empate, el Presidente o quién presida las Asambleas tendrá "
+doble voto para decidir. De toda Asamblea de accionistas que+ "
se celebre, se dejará constancia en acta, la cual será firma- "

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cripta en un libro especial de actas y firmada por el Presidente y por dos accionistas concurrentes a la sesión designados a tal efecto.-TITULO IX.-DISTRIBUCION DE UTILIDADES.-ARTICULO 30°.-El ejercicio económico de la Sociedad terminará el 31 de Diciembre de cada año.Los inventarios,balances y las bases para su formación,se ajustarán a las normas legales y reglamentarias en vigencia.Por resolución de la Asamblea General de Accionistas podrá modificarse la fecha de cierre del balance,debiendo dicha resolución elevarse a escritura pública,inscribirse el Testimonio en el Registro Público de Comercio y comunicarse a la Inspección General de Justicia.-ARTICULO 31°.-Las utilidades líquidas y realizadas de cada ejercicio,tendrán el destino que se indica a continuación en el siguiente orden:a)El dos por ciento (2%) para el Fondo de Reserva Legal,hasta cubrir el diez por ciento (10%) del capital suscripto.-b)La suma que fijare la Asamblea para remunerar al Directorio y Síndico.-c)Al pago de los dividendos fijo y adicional que se hubiere fijado a las acciones preferidas,si las hubiere,y siempre que las utilidades lo permitieran,debiéndose abonar en primer término los dividendos de ejercicios vencidos que se hallaren impagos.-d)Con el saldo se pagará a las acciones ordinarias el dividendo que fije la Asamblea o tendrá el destino que ésta determine.-ARTICULO 32°.-El Directorio podrá repartir dividendos provisorios,siempre que existan utilidades líquidas

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realizadas, comprobadas por balance hecho en la forma determinada por el Artículo 361 del Código de Comercio y por este Estatuto, asimismo, previo informe favorable del Síndico y cumplimiento de la reglamentación pertinente de la Inspección General de Justicia. Ningún dividendo será repartido que no provenga de las utilidades líquidas y realizadas y ningún dividendo devengará interés en contra de la Sociedad. Todo dividendo que no fuere reclamado en el término de tres años, computados desde el día en que se pusiere a disposición de los accionistas, se considerará prescripto y se tendrá por renunciado a favor de la Sociedad.-TITULO X.-DE LA LIQUIDACION DE LA SOCIEDAD.-ARTICULO 33°.-Para el caso de disolución de la Sociedad, ésta será liquidada con la intervención del Síndico, por una Comisión de Liquidadores, accionistas o nó, cuyo número y personas para desempeñar esos cargos, así como la remuneración, el tiempo de duración de sus mandatos, las facultades de la Comisión, normas y demás requisitos a los cuales deberá ajustar su cometido, serán fijados por la Asamblea General de Accionistas que resuelva la disolución de la Sociedad. La Asamblea decidirá también toda otra cuestión vinculada a la disolución y extinción de la Sociedad. La liquidación y partición se efectuará luego de ser canceladas todas las obligaciones sociales. De la suma líquida resultante se abonará en primer término el valor nominal de las acciones preferidas, si las hubiere y tuvie-

Dos mil ciento treinta y tres
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2.133
Dr. NAPOLEON PAZ ESCRIBANO
JOSEFINA VIVOT ESCRIBANA
011769033

" ran derecho a ello, conforme a los actos de emisión; en segun
" do lugar se pagará el valor a la par de las acciones ordina-
" rias, luego los dividendos fijos y adicionales acumulativos de
" las acciones preferidas que estuvieren impagos, distribuyen-
" dose el remanente a prorrata entre las acciones ordinarias.
A fojas cincuenta y cinco del expresado expediente, obra la
correspondiente Resolución de la Secretaría de Estado de
Justicia de la Nación, que dice: "Buenos Aires, 10 Dic. 1968.-
" Visto el expediente A-28.194, en el que se solicita autoriza
" ción para el funcionamiento de la sociedad "RED ARGENTINA
" DE GRANDES HOTELES SOCIEDAD ANONIMA" y de conformidad con lo
" dictaminado por la Inspección General de Justicia, EL SECRE-
" TARIO DE ESTADO DE JUSTICIA RESUELVE: ARTICULO 1°.- Autoríza-
" se para funcionar como Sociedad Anónima, previo cumplimiento
" del artículo 319 del Código de Comercio, en los plazos del
" artículo 41 del decreto de 27 de abril de 1923, a la socie-
" dad "RED ARGENTINA DE GRANDES HOTELES SOCIEDAD ANONIMA", cons
" tituída el 2 de septiembre de 1968 y apruébase su estatuto
" de fojas cinco (5) a dieciseis vuelta (16 vta.), con las mo-
" dificaciones de fojas cuarenta vuelta (40 vta.) a cuarenta y
" dos vuelta (42 vta.), cuarenta y cinco (45) a cuarenta y o-
" cho (48 y cincuenta (50) a cincuenta y dos (52).- Al otorgar
" se la escritura de constitución definitiva, deberá tenerse
" por modificado el acto constitutivo en la forma de fojas
" treinta y ocho y vuelta (38 y vta.).- ARTICULO 2°.- [illegible]

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..,Díse a la Dirección Nacional del Registro Oficial y vuel "
va a la Inspección General de Justicia.-RESOLUCION I.G.J.Nº "
29.7.-Hay una firma ilegible y un sello que dice:Conrado Es "
tcabarne (h)Secretario de Estado de Justicia".-ES COPIA FIEL,
doy fe.-Y los comparecientes continúan diciendo:Que declaran definitivamente constituída a la Sociedad "RED ARGENTINA DE
GRANDES HOTELES SOCIEDAD ANONIMA".-La autorizante hace cons
tar que,dado el objeto específico de la Sociedad y lo dis
puesto en el artículo noveno,inciso "c" de la Ley diecisie
te mil setecientos cincuenta y dos,el acto que por la pre-
sente se formaliza se encuentra exento del pago del Impues-
to de Sellos.-LEIDA y ratificada,los comparecientes así la
otorgan,firmando como acostumbran,por ante mí,doy fe.-Sobre
raspado argentina, [illegible], [illegible], [illegible], [illegible], [illegible], [illegible],
[illegible], [illegible], [illegible], Santilli, [illegible], escritura, [illegible]
[illegible], [illegible], [illegible], Intercontinental, [illegible], conjunto, [illegible]
[illegible], [illegible], [illegible], [illegible], [illegible], [illegible], [illegible], [illegible]
[illegible], [illegible], [illegible], [illegible], [illegible], [illegible], [illegible]
[illegible], [illegible], [illegible], [illegible], Administración, [illegible]
[illegible], [illegible], Domicilio, [illegible], [illegible], [illegible], [illegible]
[illegible], [illegible], [illegible], indistintamente, [illegible], [illegible]
[illegible], [illegible], [illegible], [illegible], [illegible], [illegible], [illegible]
[illegible], [illegible], [illegible], [illegible], [illegible], [illegible], Artículo [illegible]
+ [illegible], [illegible], [illegible], [illegible], Sociedad, [illegible] +
[illegible], [illegible], [illegible], [illegible], disposiciones, [illegible], [illegible], [illegible], clase, [illegible]

Doc. 131 ciento treinta y cuatro

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COLEGIO DE ESCRIBANOS

Dr. NAPOLEON PAZ ESCRIBANO

JOSEFINA [illegible] ESCRIBANA

JUAN A. TAUZIN SUBDIRECTOR ARCHIVO DE PROTOCOLOS NOTARIALES EN LEY 19058

A 011769034

ne, dos, clase, de todos, los accionistas, Directorio, Estatuto, desempe-
ñando, inmediatamente, fue, clase, Directores, clase, cual, en, fun-
ción, Directorio, remuneraciones, pertinente, exceder, Directorio, sus actos jurídicos, y, reformas, amplias, jurídicas, convenios, depósitos, re-
cíprocos, otros, que, participarán, en, Bancos, y, demás, asentamiento, o-
tra, oficina permanentes, Asamblea, Sociedad, presidente, reforma, la representación, suplente, ejercicio, honorarios, Directorio, entregar, anti-
cipación, anuncios, Asamblea, Generales, cualquiera, existen, So-
ciedad, ajustar, como, la, 2647; definitivamente, "c" de la ley, dos, la presente, Vale. Testado: que, Asamblea, los. No Vale.
Testado: [illegible], No Vale. Entrelíneas: [illegible], Vale. Enmen-
dado: [illegible]: [illegible], Vale.

Sigue[illegible]

LEY 12.990 - RUBRICA

Dr. NAPOLEON PAZ — ESCRIBANO

JOSEFINA V... — MAT. 4311 — ESCRIBANA

A 011769034

[illegible signature]

[illegible signature]

[illegible signature]

[illegible signature]

[illegible signature]

[illegible signature]

Dr. NAPOLEON PAZ

JOSEFINA VINOT
MAT. 4311
ESCRIBANA

CERTIFICO: Que la escritura transcripta en el presente segundo testimonio, se inscribió en el Juzgado Nacional de Primera Instancia en lo Comercial de Registro, con fecha 23 de junio de 1969, bajo el nº 2335, al folio 318, del libro 68 Tomo A de Estatutos de Sociedades Anónimas Nacionales.---------------------------

A solicitud del interesado (Exp.1259/77) y por mandato de la señora Juez, doctora Tatiana Schifris, expido la presente certificación que firmo y sello en la Ciudad de Buenos Aires a los dieciseis días del mes de diciembre de mil novecientos setenta y siete.--------------

Juzgado Nacional de Primera Instancia en lo Comercial de Registro
Juez Dra. Tatiana Schifris
Capital Federal

ALEJANDRO GAGLIARDO
SECRETARIO
JUZGADO NACIONAL DE 1ra. INSTANCIA
EN LO COMERCIAL DE REGISTRO

RED ARGENTINA DE GRANDES HOTELES SOCIEDAD ANÓNIMA – DEED NUMBER 1695. In the City of Buenos Aires, Capital City of the Republic of Argentina, on the 2nd day of June of the year 1969 before me, authorizing Notary Public, there appear Messrs. Alberto SANTAMARIA, Argentine, brigadier (R), with identity card of the Federal Police number 7,049,905, married, domiciled at Paseo Colón 185; Roberto Daniel GOYTIA, Argentine, lawyer, with identity card of the Federal Police number 175,083, single, domiciled at Avenida Leandro N. Alem 651; Eduardo José SANTAELLA, Venezuelan, engineer, with passport of such country number 278,373, married, domiciled at Avenida Roque Sáenz Peña 567; William Liggett O’BRIAN, American, accountant, with identity card of the Federal Police number 5,945,136, with the same domicile as the preceding person, married; Guillermo Enrique RUZO, Argentine, commodore, enrollment booklet number 3,230,580, married, domiciled at Avenida del Libertador General San Martín 5068, 6th Floor “B”; Silvio BECHER, Argentine, with a degree in Business Administration and with identity card of the Federal Police number 3,728,172, married, domiciled at Yatay 724; José Roberto FORN, Argentine, lawyer, with identity card of the Federal Police number 2,153,102, married, domiciled at Avenida Figueroa Alcorta 3145; Ralph NEGRI, Argentine, lawyer, with identity card of the Federal Police number 645,557, married, domiciled at Avenida Alvear 1890; Víctor Daniel GOYTIA, Argentine, lawyer, with identity card of the Federal Police number 154,934, married, domiciled at Avenida Leandro N. Alem 651; Alfredo Raúl BEVILACQUA, Argentine, entrepreneur, single, with identity card of the Federal Police number 2,999,410, domiciled at Pedro E. Rivera 4223; and Víctor Hugo WHITTAL, Argentine, accountant, with identity card of the Federal Police number 3,023,159, married, domiciled at Avenida Roque Sáenz Peña 567, all of them resident in this City, of legal age, legally qualified and known to me, I attest; and I also attest that the nine last persons named above appear in this act per se and that Mr. Alberto Santamaría appears on behalf of AEROLÍNEAS ARGENTINAS EMPRESA DEL ESTADO, in his capacity as General Director thereof, which capacity he evidences with Decree of the Executive Branch number 500 of August 3, 1966, which is fully transcribed on page 1647, notarial record of this year of this Notarial Registry, assigned to me, and with Decree number 1132 appointing him of March 4, 1968, published in the Official Gazette on March 11 of that year, which reads as follows: “Decree No. 1132. Buenos Aires,

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March 4, 1968. HAVING SEEN the resignation submitted by the General Manager of Aerolíneas Argentinas Empresa del Estado, the report made by the Commander in Chief of the Air Force and the proposal of the Minister of Defense, the President of the Argentine Nation DECREES as follows: Section 1. To appoint Brigadier Alberto Santamaría as General Director and Commodore (R) Guillermo Enrique Ruzo as General Manager of Aerolíneas Argentinas Empresa del Estado. Section 2: This Decree will be confirmed by the Minister of Defense and signed by the Commander in Chief of the Air Force. Section 3: Be it informed, published, forwarded to the National Direction of the Official Registry and returned to the Command in Chief of the Air Force for its publication in the Public Aeronautical Bulletin and filed [illegible]. Onganía. Antonio R. Lanusse, Adolfo T. Alvarez.” The above is a true copy, I attest; and Mr. Roberto Daniel Goytía appears on behalf of “INTERCONTINENTAL HOTELS CORPORATION”, with domicile in the City of New York, United States of America, in his capacity as attorney-in-fact thereof, which capacity he evidences with the power of attorney granted in such city on August 22, 1968 and notarized by means of a deed of August 27 of the same year by the notary public of this City, Mr. Julio Gutiérrez Moreno, entered on page 1828 of Notarial Registry 132 under his charge, the first certified copy of which I have before me and a duly certified photocopy of which is attached to these presents; and Messrs. Eduardo José Santaella and William Liggett O’Brian apart from appearing per se appear on behalf of the company “NATIONAL LEAD COMPANY SOCIEDAD ANÓNIMA”, as attorneys-in-fact thereof, according to the power of attorney granted on August 28, 1968 by means of a deed entered on page 2951 of Notarial Registry number 119 of the Notary Public of this City Hernán Ceriani Cernadas, a certified copy of which I have had before me and a duly certified photocopy of which is attached to these presents. And the appearing parties state as follows: That by means of a private instrument of September 2, 1968 they organized the company “RED ARGENTINA DE GRANDES HOTELES, SOCIEDAD ANÓNIMA”, and that they hereby notarize the By-laws, the Articles of Incorporation and the Decree of the Executive Branch authorizing the functioning thereof and approving its By-laws, for which they present the original documents issued by the Inspección General de Justicia in record number A-28194, which transcribed from page one to page four read as follows: “[Illegible] of “RED ARGENTINA DE HOTELES SOCIEDAD ANÓNIMA”. In the City

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of Buenos Aires, on the second day of September, 1968, a meeting was held at the offices of Aerolíneas Argentinas Empresa del Estado, Paseo Colón 185, City of Buenos Aires, by Messrs.: (1) Brigadier ALBERTO SANTAMARIA, in his capacity as General Director of Aerolíneas Argentinas Empresa del Estado pursuant to Decrees of the Executive Branch No. 500 of August 3, 1966 and No. 1132 appointing him of March 4, 1968; (2) ROBERTO DANIEL GOYTIA, on behalf of Intercontinental Hotels Corporation, with domicile in New York, United States of America, pursuant to the power of attorney granted in New York on August 22, 1968 and notarized in this City on August 26, 1968 on page 1828 of Notarial Registry 132 before the Notary Public Julio Gutiérrez Moreno; (3) EDUARDO J. SANTAELLA and WILLIAM L. O’BRIAN, both on behalf of NATIONAL LEAD COMPANY S.A. for this act, pursuant to the power of attorney granted to them on August 18, 1968 on page 2851 of Notarial Registry 119 before the Notary Public César Ceriani Cernadas; and the following persons, acting per se: (4) Commodore Guillermo Enrique Ruzo; (5) Dr. Silvio Becher; (6) Dr. José Roberto Form; (7) Dr. Ralph Negri; (8) Dr. Víctor Daniel Goytía; (9) Mr. Alfredo Saúl Bevilacqua; (10) Mr. Eduardo J. Santaella; (11) Mr. William L. O’Brien; and (12) Mr. Víctor J. Whittall. The following persons unanimously adopted the following resolutions: FIRST: To organize a corporation under the name of “RED ARGENTINA DE GRANDES HOTELES SOCIEDAD ANÓNIMA”. SECOND: To approve the By-laws that will govern it and that once signed by these shareholders [illegible]. THIRD: To establish for the corporation as authorized capital the amount of Three Billion Pesos ($3,000,000,000), represented by three million (3,000,000) shares of one thousand pesos (1,000) nominal amount each, which may be ordinary or preferred, as set forth in the By-laws, and which will be divided into 150 series of 20,000 shares each. FOURTH: To issue in this act Series One to Thirty of registered ordinary shares, for a nominal amount of six hundred million pesos ($600,000,000), i.e. six hundred thousand (600,000) shares, which are fully subscribed in this act by the constituent shareholders, as follows: AEROLÍNEAS ARGENTINAS, one hundred ninety nine thousand nine hundred seventy (199,970) class “A” shares for the amount of one hundred ninety nine million nine hundred and seventy thousand pesos ($199,970,000); INTERCONTINENTAL HOTELS CORPORATION, one hundred ninety nine thousand nine hundred seventy (199,970) class “B” shares for the amount of one hundred ninety nine million nine hundred and seventy

3

thousand pesos ($199,970,000); NATIONAL LEAD COMPANY, one hundred ninety nine thousand nine hundred seventy (199,970) class “C” shares for the amount of one hundred ninety nine million nine hundred and seventy thousand pesos ($199,970,000); Commodore GUILLERMO ENRIQUE RUZO, ten (10) class “A” shares for the amount of ten thousand pesos ($10,000); Dr. SILVIO BECHER, ten (10) class “A” shares for the amount of ten thousand pesos ($10,000); Mr. JOSÉ ROBERTO FORN, ten (10) class “A” shares for the amount of ten thousand pesos ($10,000); Dr. RALPH NEGRI, ten (10) class “B” shares for the amount of ten thousand pesos ($10,000); Dr. VÍCTOR DANIEL GOYTÍA, ten (10) class “B” shares for the amount of ten thousand pesos ($10,000); Mr. ALFREDO RAÚL BEVILACQUA, ten (10) class “B” shares for the amount of ten thousand pesos ($10,000); Mr. EDUARDO J. SANTAELLA, ten (10) class “C” shares for the amount of ten thousand pesos ($10,000); Mr. WILLIAM O’BRIAN, ten (10) class “C” shares for the amount of ten thousand pesos ($10,000); Mr. VÍCTOR M. WHITTALL, ten (10) class “C” shares for the amount of ten thousand pesos ($10,000). FIFTH: It was resolved to pay in cash in this act ten per cent (10%) of the total amount of the shares subscribed by the constituent shareholders, i.e. the total amount of sixty million pesos ($60,000,000). SIXTH: In addition, it was resolved to deposit this amount of sixty million pesos ($60,000,000) with Banco de la Nación Argentina (Head Office) in an account in the name of the corporation in formation and to the order of the Head of the Inspección General de Justicia and/or jointly to the order of the Chairman and Vice Chairman of the corporation, in order to comply with Section 318, paragraph 3 of the Commerce Code. SEVENTH: It was resolved to fix in three the number of Directors and in three the number of alternate directors and to appoint the first board of directors of the corporation, which will be as follows: Chairman: Brigadier Alberto Santamaría (on behalf of Aerolíneas Argentinas pursuant to Decree No. 1132/68); Vice Chairman: Dr. Ralph Negri; Director: Mr. Eduardo J. Santaella; Alternate Director: Commodore Guillermo F. Ruzo; Alternate Director: Mr. Alfredo Raúl Bevilacqua; Alternate Director: Mr. William L. O’Brian. Statutory Auditor: Dr. Víctor Daniel Goytía; Alternate Statutory Auditor: Dr. Silvio Becher. EIGHTH: It was resolved to authorize Dr. Víctor Daniel Goytía and/or Dr. José Roberto Forn and/or Dr. Eduardo M. Pasman and/or Mr. Santiago Carmelo Massa so that any of them, indistinctly, requests to the Executive Branch the necessary authorization for this corporation to act as a legal

4

entity, with power to accept any amendment to the By-laws indicated by the relevant authorities or that may be introduced by the attorneys-in-fact; to perform any formalities and do any acts as are necessary for the corporation to obtain legal existence, and to have the final organization deed prescribed by Section 319 of the Commerce Code executed; to request registration of all constituent acts of the corporation with the Public Registry of Commerce and to sign any other documents as are necessary. NINTH: It was resolved to authorize the three members of the Board of Directors, or whoever may replace them according to the By-laws subscribed by the constituent shareholders, to have the Chairman, together with any other Director, on behalf of this corporation in formation, present tenders in the bid of Municipal Ordinance No. 23,674 of June 3, 1968 for the acquisition of the plot of land owned by the municipality of the City of Buenos Aires delimited by Avenues Madero, San Martín and Leandro N. Alem, designated as Lot No. 1 in the “Catalinas Norte” land subdivision, with an area of 26,688 m2, as detailed in the plans of the Land Registration Office, pages 31 and 32, which shall be exclusively used for the construction of an International Tourism Hotel with a minimum capacity of 400 rooms, subject to the provisions of Law No. 17,752 and Decree No. 3,091/1968 of the Executive Branch and according to the attached urban planning standards that form part of this Ordinance.” To that end, the three members of the Board of Directors will have broad powers to, should they be awarded the bid, agree with the municipality the terms relating to the acquisition of this property, perform legal acts, enter into agreements, assume obligations on behalf of the corporation, bind the corporation, and take any measures, make any decisions and undertake any formalities as are advisable in the opinion of the attorneys-in-fact, with the municipality of the City of Buenos Aires. This powers shall also extend and may be exercised on behalf of the corporation vis-à-vis other individuals or legal entities of civil or commercial private law, with whom they may contract and bind the corporation with respect to all acts, contracts and transactions aimed at meeting the objective of building, equipping and exploiting a new hotel for international tourism in the City of Buenos Aires. TENTH: To have all attendees sign per se or as proxies this Articles of Incorporation of RED ARGENTINA DE GRANDES HOTELES SOCIEDAD ANÓNIMA, approving all that is set forth herein. Alberto Santamaría. Seal: Alberto Santamaría, Brigadier (R), General Director. On behalf of Intercontinental Hotels Corporation, Roberto Daniel Goytía.

5

On behalf of National Lead Company, E. Santaella. On behalf of National Lead Company, William L. O’Brian. Silvio Becher. Guillermo E. Ruzo. J.R. Forn. Ralph Negri. Víctor Daniel Goytía. A. Bevilacqua. E. Santaella. William L. O’Brian. V. Whittall. From page five to sixteen.

/.........................../

The Resolution of the Secretariat of Justice of the Nation reads as follows: “Buenos Aires, December 16, 1968. Having seen Record No. A-28.194 where authorization is requested for the functioning of the company “RED ARGENTINA DE GRANDES HOTELES SOCIEDAD ANÓNIMA”, and according to what has been decided by the Inspección General de Justicia, the Secretary of Justice of the Nation hereby RESOLVES: SECTION 1: To authorize the functioning as a corporation, after compliance with section 319 of the Commerce Code, on the terms of section 21 of Decree of April 27, 1923, the company “RED ARGENTINA DE GRANDES HOTELES SOCIEDAD ANÓNIMA” organized on September 2, 1968 and to approve its by-laws, from page five to page sixteen (back) with the codes of page 40 (back), forty two (back), forty five to forty eight and fifty to fifty two. Upon execution of the final organization deed, the organization instrument shall be amended as set forth on pages thirty eight and back. SECTION 2: Be it published, forwarded to the National Direction of the Official Registry and returned to the Inspección General de Justicia. RESOLUTION I.G.J. No. [illegible]. There is a illegible signature and a seal which reads: Conrado Etchebarne (h), Secretary of Justice.” THE ABOVE IS A TRUE COPY, I attest. And the appearing parties further state: that they declare the company “RED ARGENTINA DE GRANDES HOTELES SOCIEDAD ANÓNIMA” finally constituted. The authorizing Notary Public states that, given the specific purpose of the corporation and the provisions of section nine, paragraph ”c” of Law No. 17,752, the act executed hereby is exempt from the Stamp Tax. Having the above been read and ratified, the appearing parties sign it before me, I attest.

Handwritten text [Illegible]

Signatures follow

6

I certify that the deed transcribed in this second certified copy was registered with the National Court of First Instance on Commercial Registration on June 23, 1969, under number 2335, on page 318, Book 68, Volume A of National Corporations’ By-laws.

Upon request of the applicant (Record No. 1259/77) and upon an order of the Judge, Dra. Tatiana Schifris, I issue this certificate onto which I set my hand and seal in the City of Buenos Aires on the 17th day of December, 1977.

[There is a signature and a seal which reads:] Alejandro Gagliardo – Clerk – National Court of First Instance on Commercial Registration

[There is a seal which reads:] National Court of First Instance on Commercial Registration – City of Buenos Aires – Dra. Tatiana Schifris, Judge.

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